UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 19, 2016

Hines Real Estate Investment Trust, Inc.
__________________________________________
 (Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 19, 2016, Hines REIT 321 North Clark LLC, a wholly-owned subsidiary of Hines Real Estate Investment Trust, Inc. (“Hines REIT”) sold 321 North Clark to Diversified 321 North Clark LLC (the “Purchaser”). 321 North Clark is an office building located in Chicago, Illinois. The Purchaser is owned and controlled by an unaffiliated third party, which has a 95% interest in the Purchaser. Hines Interests Limited Partnership, the sponsor of Hines REIT, has a 5% interest in the Purchaser. Hines Interests Limited Partnership is owned and controlled by Jeffrey Hines, the Chairman of Hines REIT’s board of directors and his father, Gerald Hines.

The sales price for 321 North Clark was approximately $340.1 million, prior to the deduction of transaction costs and certain other closing credits and any adjustments for prorations. The net proceeds received by Hines REIT from this sale were $330.7 million after transaction costs.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K and is filed herewith and incorporated herein by reference:

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2016
Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Six Months Ended June 30, 2016 and the Years Ended December 31, 2015
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.

August 25, 2016	By:	/s/ J. Shea Morgenroth
J. Shea Morgenroth
Chief Accounting Officer and Treasurer

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements

On August 19, 2016, a wholly-owned subsidiary of Hines Real Estate Investment Trust, Inc. (“Hines REIT”) sold 321 North Clark, an office building located in Chicago, Illinois, to Diversified 321 North Clark LLC (the “Purchaser”). The sales price for 321 North Clark was approximately $340.1 million, prior to the deduction of transaction costs and certain other closing credits and any adjustments for prorations. The net proceeds received from this sale were $330.7 million after transaction costs. The Purchaser is owned and controlled by an unaffiliated third party, which has a 95% interest in the Purchaser. Hines Interests Limited Partnership, the sponsor of Hines REIT, has a 5% interest in the Purchaser. Hines Interests Limited Partnership is owned and controlled by Jeffrey Hines, the Chairman of Hines REIT’s board of directors and his father, Gerald Hines.

The following unaudited pro forma condensed consolidated financial information gives effect to the disposition of 321 North Clark, including the receipt of proceeds from the sale.  In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2016
(In thousands)
The following unaudited Pro Forma Condensed Consolidated Balance Sheet is presented assuming the disposition of 321 North Clark had occurred as of June 30, 2016.  This unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Statements of Operations appearing herein and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the six months ended June 30, 2016.  This unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been had we completed this transaction on June 30, 2016, nor does it purport to represent our future financial position.

	As of June 30, 2016 (a)	Adjustments for 321 North Clark		Prior Dispositions Pro Forma Adjustments		Pro Forma
ASSETS
Investment property, at cost:
Buildings and improvements, net	$—	$—		$—		$—
Land	—	—		—		—
Total investment property	—	—		—		—

Investments in unconsolidated entities	86,707	—		—		86,707
Cash and cash equivalents	52,182	329,018	(b)	358,446	(e)	739,646
Restricted cash	—	—		—		—
Distributions receivable	1,238	—		—		1,238
Tenant and other receivables, net	—	—		—		—
Intangible lease assets, net	—	—		—		—
Deferred leasing costs, net	—	—		—		—
Deferred financing costs, net	—	—		—		—
Other assets	—	—		—		—
Assets held for sale	1,869,686	(211,623)	(c)	(396,886)	(f)	1,261,177
TOTAL ASSETS	$2,009,813	$117,395		$(38,440)		$2,088,768

LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	$—	$—		$—		$—
Due to affiliates	5,667	(787)	(c)	6	(f)	4,886
Intangible lease liabilities, net	—	—		—		—
Other liabilities	—	—		—		—
Interest rate swap contracts	—	—		—		—
Participation interest liability	131,876	—		—		131,876
Distributions payable	14,994	—		—		14,994
Notes payable, net	—	—		—		—
Liabilities associated with assets held for sale	813,925	(152,890)	(c)	(77,163)	(f)	583,872
Total liabilities	966,462	(153,677)		(77,157)		735,628

Commitments and contingencies	—	—		—		—

Equity:
Preferred shares	—	—		—		—
Common shares	223	—		—		223
Additional paid-in capital	2,104,414	—		—		2,104,414
Accumulated distributions in excess of earnings	(1,060,217)	271,072	(d)	38,717	(g)	(750,428)
Accumulated other comprehensive income (loss)	(1,069)	—		—		(1,069)
Total stockholders’ equity	1,043,351	271,072		38,717		1,353,140
Noncontrolling interests	—	—		—		—
Total equity	1,043,351	271,072		38,717		1,353,140
TOTAL LIABILITIES AND EQUITY	$2,009,813	$117,395		$(38,440)		$2,088,768
See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Six Months Ended June 30, 2016
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the disposition of 321 North Clark had occurred as of January 1, 2015.  This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the six months ended June 30, 2016.  This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2015, nor does it purport to represent our future operations.

	Six Months Ended June 30, 2016 (a)	Adjustments for 321 North Clark (b)	Prior Dispositions Pro Forma Adjustments (c)	Pro Forma
Revenues:
Rental revenue	$92,558	$(14,164)	$(18,129)	$60,265
Other revenue	9,818	(491)	(1,856)	7,471
Total revenues	102,376	(14,655)	(19,985)	67,736
Expenses:
Property operating expenses	27,619	(4,111)	(5,727)	17,781
Real property taxes	16,294	(3,958)	(3,935)	8,401
Property management fees	2,611	(485)	(527)	1,599
Depreciation and amortization	38,190	(3,715)	(5,910)	28,565
Asset management and acquisition fees	14,564	—	—	14,564
General and administrative	3,246	—	—	3,246
Transaction expenses	3,462	—	—	3,462
Impairment losses	23,463	—	(1,774)	21,689
Total expenses	129,449	(12,269)	(17,873)	99,307
Operating income (loss)	(27,073)	(2,386)	(2,112)	(31,571)
Other income (expenses):
Gain (loss) on derivative instruments, net	8,398	—	—	8,398
Gain (loss) on settlement of debt	(598)	—	—	(598)
Equity in earnings (losses) of unconsolidated entities, net	7,043	—	—	7,043
Gain (loss) on sale of real estate investments	36,430	—	—	36,430
Interest expense	(16,822)	4,046	1,038	(11,738)
Interest income	63	(4)	(7)	52
Income (loss) from continuing operations before benefit (provision) for income taxes	7,441	1,656	(1,081)	8,016
Benefit (provision) for income taxes	(75)	—	63	(12)
Income (loss) from continuing operations	$7,366	$1,656	$(1,018)	$8,004
Income (loss) from continuing operations per common share	$0.03			$0.04
Weighted average number common shares outstanding	221,869			221,869

 See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2015
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the disposition of 321 North Clark had occurred as of January 1, 2015.  This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2015.  This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2015, nor does it purport to represent our future operations.

	Year Ended December 31, 2015 (a)	Adjustments for 321 North Clark (b)	Prior Dispositions Pro Forma Adjustments (c)	Pro Forma
Revenues:
Rental revenue	$198,684	$(27,090)	$(49,771)	$121,823
Other revenue	20,105	(950)	(4,495)	14,660
Total revenues	218,789	(28,040)	(54,266)	136,483
Expenses:
Property operating expenses	59,996	(8,231)	(14,878)	36,887
Real property taxes	30,931	(7,416)	(7,413)	16,102
Property management fees	5,683	(946)	(1,473)	3,264
Depreciation and amortization	87,923	(7,415)	(15,787)	64,721
Acquisition related expense	505	—	—	505
Asset management and acquisition fees	36,576	—	—	36,576
General and administrative	6,635	—	(3)	6,632
Impairment losses	19,663	—	(11,865)	7,798
Total expenses	247,912	(24,008)	(51,419)	172,485
Operating income (loss)	(29,123)	(4,032)	(2,847)	(36,002)
Other income (expenses):
Gain (loss) on derivative instruments, net	16,945	—	—	16,945
Equity in earnings (losses) of unconsolidated entities, net	43,267	—	—	43,267
Gain (loss) on sale of real estate investments	50,144	—	(20,747)	29,397
Interest expense	(37,684)	8,114	4,630	(24,940)
Interest income	46	(3)	(9)	34
Income (loss) from continuing operations before benefit (provision) for income taxes	43,595	4,079	(18,973)	28,701
Benefit (provision) for income taxes	(225)	—	191	(34)
Income (loss) from continuing operations	$43,370	$4,079	$(18,782)	$28,667
Income (loss) from continuing operations per common share	$0.19			$0.13
Weighted average number common shares outstanding	223,369			223,369

 See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2016

a.	Reflects the Company's historical condensed consolidated balance sheet as of June 30, 2016.

b.	Reflects the proceeds received from the sale of 321 North Clark less any cash on hand at 321 North Clark as of June 30, 2016.

c.	Reflects the Company's disposition of 321 North Clark. Amounts represent the adjustments necessary to remove the assets and liabilities associated with 321 North Clark.

d.	Reflects the adjustments related to the disposition of 321 North Clark and the gain on sale.

e.
Reflects the proceeds received from the sale of seven of the Grocery-Anchored Portfolio properties, exclusive of Champions Village, and JPMorgan Chase Tower less any cash on hand at the Grocery-Anchored Portfolio properties, exclusive of Champions Village, and JPMorgan Chase Tower as of June 30, 2016.

f.
Reflects the Company's dispositions of seven of the Grocery-Anchored Portfolio properties, exclusive of Champions Village, and JPMorgan Chase Tower. Amounts represent the adjustments necessary to remove the assets and liabilities associated with the Grocery-Anchored Portfolio, exclusive of Champions Village, and JPMorgan Chase Tower.

g.	Reflects the adjustments related to the dispositions of seven of the Grocery-Anchored Portfolio properties, exclusive of Champions Village, and JPMorgan Chase Tower and the gain on sale.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2016

a.	Reflects the Company's historical condensed consolidated statement of operations for the six months ended June 30, 2016.

b.
Reflects the Company's disposition of 321 North Clark. Amounts represent the adjustments necessary to remove the historical revenues and expenses of 321 North Clark, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense and interest income associated with 321 North Clark. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

c.
Reflects the Company's dispositions of seven of the Grocery-Anchored Portfolio properties, exclusive of Champions Village, and JPMorgan Chase Tower. Amounts represent the adjustments necessary to remove the historical revenues and expenses of seven of the Grocery-Anchored Portfolio properties, exclusive of Champions Village, and JPMorgan Chase Tower, including property operating expenses, property taxes, management fees, depreciation and amortization, impairment losses, interest expense and interest income associated with seven of the Grocery-Anchored Portfolio properties, exclusive of Champions Village, and JPMorgan Chase Tower.

 Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2015

a.	Reflects the Company's historical condensed consolidated statement of operations for the year ended December 31, 2015.

b.
Reflects the Company's disposition of 321 North Clark. Amounts represent the adjustments necessary to remove the historical revenues and expenses of 321 North Clark, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense and interest income associated with 321 North Clark. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

c.
Reflects the Company's dispositions of seven of the Grocery-Anchored Portfolio properties, exclusive of Champions Village, JPMorgan Chase Tower and 2555 Grand. Amounts represent the adjustments necessary to remove the historical revenues and expenses of seven of the Grocery-Anchored Portfolio properties, exclusive of Champions Village, JPMorgan Chase Tower and 2555 Grand, including property operating expenses, property taxes, management fees, depreciation and amortization, general and administrative expenses, impairment losses, interest expense and interest income associated with seven of the Grocery-Anchored Portfolio properties, exclusive of Champions Village, JPMorgan Chase Tower and 2555 Grand. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.